UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

MDI, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9463	75-2626358

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

10226 San Pedro Avenue San Antonio, Texas	78216
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (210) 582-2664

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01                      Financial Statements and Exhibits.

Pursuant to the requirements of Item 9.01(a) (4) and Item 9.01(b)(2) of Form 8-K, MDI, Inc. (“MDI” or the “Company”) hereby files this Amendment No.1 to its Current Report on Form 8-K initially filed with the Securities and Exchange Commission on October 16, 2007 with the financial information required by Item 9.01.

a.           Financial statements of business acquired

The following audited financial statements of STC Holdings, Inc. (“STC”) are incorporated herein by reference to Exhibit 99.1:

    Report of Independent Auditors

    Balance Sheets as of December 31, 2006 and 2005

    Statements of Operations for the years ended December 31, 2006 and 2005

    Statements of Cash Flows for the years ended December 31, 2006 and 2005

    Statement of Stockholders’ Equity as of December 31, 2006 and 2005

    Changes in Stockholders’ Equity as of December 31, 2006

    Notes to Financial Statements for the years ended December 31, 2006 and 2005

The following unaudited interim financial statements of STC Holdings, Inc. are incorporated herein by reference to Exhibit 99.2:

    Balance Sheet as of September 30, 2007

    Statements of Operations for the nine months ended September 30, 2007 and 2006

    Statements of Cash Flows for the nine months ended September 30, 2007 and 2006

    Notes to Financial Statements for the nine months ended September 30, 2007

b.           Pro forma financial information.

The Proforma financial information prepared to give effect to the acquisition by the Company of STC, and as required by this Item 9.01(b), is incorporated by reference to Exhibit 99.3:

    Unaudited Combined Balance Sheet at September 30, 2007

    Unaudited Combined Statements of Operations for the year ended December 31, 2006

    Unaudited Combined Statements of Operations for the nine-months ended September 30, 2007

c.           Exhibits

Exhibit Number                                                                Description

99.1                                Audited Financial Statements of STC Holdings, Inc.
99.2                                Unaudited financial statements of STC Holdings, Inc.
99.3                                Pro forma financial information

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 13, 2007	MDI, Inc.

By: /s/ Richard A. Larsen
Richard A. Larsen
Senior Vice President, General Counsel and Secretary